EXHIBIT 99.11


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                        fico

                                                                                 Master &   Sched
                                            % of   Gross  Gross   Gross    Gross Sub Serv     Rem    Rem  Orig Initial Periodic
                Count         Balance     Balance  Rate  Margin Lifecap Lifefloor    Fees    Term  Amort  Term   Cap      Cap
-------------------------------------------------------------------------------------------------------------------------------
         500       15       2,179,191       0.30  7.739  5.937  14.693    7.693    0.520     353    353   356 1.500    1.500
  501 -  510      189      27,091,984       3.74  8.208  5.858  15.170    8.172    0.520     352    352   356 1.512    1.496
  511 -  520      184      26,186,814       3.61  8.151  5.838  15.101    8.114    0.520     351    351   354 1.494    1.494
  521 -  530      231      35,974,942       4.96  7.816  5.807  14.835    7.838    0.520     352    351   355 1.498    1.498
  531 -  540      205      32,184,275       4.44  7.632  5.781  14.570    7.574    0.520     356    356   359 1.498    1.498
  541 -  550      198      29,045,058       4.01  7.723  5.761  14.628    7.647    0.520     355    355   358 1.490    1.490
  551 -  560      242      35,450,018       4.89  7.397  5.605  14.290    7.295    0.520     352    352   355 1.498    1.498
  561 -  570      198      33,394,315       4.61  7.275  5.626  14.270    7.287    0.520     349    348   352 1.491    1.491
  571 -  580      191      31,762,512       4.38  7.244  5.538  14.198    7.198    0.520     350    350   353 1.500    1.500
  581 -  590      218      38,005,473       5.24  6.937  5.490  13.869    6.869    0.520     349    349   352 1.500    1.500
  591 -  600      217      35,897,188       4.95  6.996  5.504  13.941    6.959    0.520     352    352   355 1.491    1.491
  601 -  610      242      37,160,940       5.13  6.967  5.498  13.947    6.958    0.520     349    348   352 1.494    1.494
  611 -  620      291      51,724,332       7.14  6.706  5.503  13.720    6.725    0.520     348    348   351 1.498    1.498
  621 -  630      276      48,263,460       6.66  6.688  5.464  13.597    6.602    0.520     349    349   352 1.497    1.497
  631 -  640      242      45,780,851       6.32  6.704  5.502  13.671    6.682    0.520     350    349   353 1.495    1.495
  641 -  650      235      46,614,124       6.43  6.643  5.519  13.580    6.593    0.520     351    350   354 1.493    1.493
  651 -  660      192      35,139,139       4.85  6.593  5.538  13.533    6.533    0.520     346    345   349 1.500    1.500
  661 -  670      130      24,895,597       3.44  6.521  5.446  13.545    6.545    0.520     349    349   352 1.500    1.500
  671 -  680      122      25,875,874       3.57  6.581  5.452  13.519    6.527    0.520     351    351   355 1.547    1.547
  681 -  690       88      18,721,017       2.58  6.503  5.486  13.519    6.519    0.520     353    353   356 1.500    1.500
  691 -  700       68      13,689,222       1.89  6.450  5.508  13.471    6.471    0.520     356    356   359 1.500    1.500
  701 -  710       56      11,230,636       1.55  6.392  5.503  13.588    6.588    0.520     344    344   347 1.500    1.500
  711 -  720       39       8,464,358       1.17  6.469  5.390  13.592    6.592    0.520     349    349   352 1.500    1.500
  721 -  730       42       8,769,484       1.21  6.819  5.499  14.247    7.247    0.520     348    348   351 1.500    1.500
  731 -  740       23       4,970,956       0.69  6.563  5.453  13.643    6.643    0.520     353    353   356 1.500    1.500
  741 -  750       19       3,667,571       0.51  6.373  5.433  13.648    6.648    0.520     351    351   354 1.500    1.500
  751 -  760       19       4,828,830       0.67  6.431  5.605  13.703    6.703    0.520     357    357   360 1.500    1.500
  761 -  770       15       2,690,174       0.37  6.509  5.502  13.396    6.396    0.520     357    357   360 1.500    1.500
  771 -  780       12       2,403,909       0.33  6.273  5.380  13.313    6.313    0.520     352    352   356 1.500    1.500
  781 -  790        7       1,267,869       0.17  6.252  5.544  12.728    5.728    0.520     357    357   360 1.500    1.500
  791 -  800        6         937,700       0.13  6.144  5.428  13.566    6.566    0.520     340    339   343 1.500    1.500
  801 -  810        3         405,982       0.06  5.879  5.250  12.375    5.375    0.520     357    357   360 1.500    1.500


Month
to Next  Provided  Known
 Adj       LTV     FICOs Avg Balance  LTV>80w/MI
------------------------------------------------

  21    72.86      500     145,279        0.00
  21    73.58      506     143,344        0.00
  21    74.21      515     142,320        0.00
  21    74.42      526     155,736        0.00
  21    75.32      535     156,996        0.00
  21    76.34      546     146,692        0.00
  21    78.60      555     146,488        0.00
  22    76.34      565     168,658        0.00
  21    79.81      575     166,296        0.00
  21    78.77      585     174,337        0.00
  22    79.38      595     165,425        0.00
  22    82.59      605     153,558        0.00
  22    80.97      616     177,747        0.00
  21    83.36      626     174,868        0.00
  22    81.64      636     189,177        0.00
  22    81.40      645     198,358        0.00
  22    81.89      655     183,016        0.00
  22    83.91      665     191,505        0.00
  21    82.20      676     212,097        0.00
  21    83.20      686     212,739        0.00
  22    82.76      695     201,312        0.00
  21    80.76      705     200,547        0.00
  22    86.30      715     217,035        0.00
  21    82.65      725     208,797        0.00
  23    83.04      735     216,129        0.00
  21    78.42      745     193,030        0.00
  22    83.61      755     254,149        0.00
  22    79.03      766     179,345        0.00
  22    76.04      774     200,326        0.00
  21    87.04      787     181,124        0.00
  21    73.16      796     156,283        0.00
  20    71.14      803     135,327        0.00